Execution Version

INCREASE AGREEMENT

THIS INCREASE AGREEMENT, dated as of July 24, 2018 (this “Agreement”), by and among the institution set forth on Schedule 1 hereto (the “Incremental Lender”), PAR PETROLEUM, LLC, a Delaware limited liability company (the “Company”), PAR HAWAII, INC., a Hawaii corporation (“PHI”), MID PAC PETROLEUM, LLC, a Delaware limited liability company (“Mid Pac”), HIE RETAIL, LLC, a Hawaii limited liability company (“HIE”), HERMES CONSOLIDATED, LLC (d/b/a Wyoming Refining Company), a Delaware limited liability company (“Hermes”), and WYOMING PIPELINE COMPANY LLC, a Wyoming limited liability company (“WPC”, and together with the Company, PHI, Mid Pac, HIE, and Hermes, collectively, the “Borrowers”) and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to that certain Loan and Security Agreement, dated as of December, 21, 2017, by and among the Borrowers, certain subsidiaries of the Borrowers named as guarantors therein, each lender (collectively, the “Lenders” and individually, a “Lender”) from time to time party thereto, and Bank of America, N.A., as Administrative Agent and collateral agent, as amended by that certain First Amendment to Loan and Security Agreement, dated as of April 3, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein being used herein as therein defined); and
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrowers may request an increase in the Commitments (such additional Commitments, the “Incremental Revolving Facility Commitments”) by entering into one or more increase agreements with the Incremental Lender;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.Incremental Revolving Facility Commitments.
(a)    The Incremental Lender party hereto hereby agrees to commit to provide its respective Incremental Revolving Facility Commitment as set forth on Schedule 1 annexed hereto, on the terms and subject to the conditions set forth below.
(b)    On the Effective Date (as defined below), (i) each of the existing Lenders that is not an Incremental Lender shall be deemed to assign to the Incremental Lender, and the Incremental Lender shall be deemed to purchase from each of the applicable existing Lenders, at the principal amount thereof (i.e., at par), such interests in the outstanding Loans and participations in Letters of Credit and Swingline Loans outstanding on the Effective Date that will result in, after giving effect to all such deemed assignments and purchases, such Loans and participations in Letters of Credit and Swingline Loans being held by existing Lenders and the Incremental Lender ratably in accordance with their Commitments after giving effect to the addition of the Incremental Revolving Facility Commitments hereby as described on Schedule 2 annexed hereto; (ii) each Incremental Revolving Facility Commitment shall be deemed, for all purposes, a Commitment and each Loan made thereunder shall be deemed, for all purposes, a Loan and have the same terms as any existing Loan and (iii) the Incremental Lender shall become a Lender with respect to the Commitments and all matters relating thereto.
(c)    The Incremental Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
(d)    If the Incremental Lender is a Foreign Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Lender may be required to deliver to Administrative Agent pursuant to Section 5.9 of the Credit Agreement.
(e)    Immediately after the Effective Date, the available increase in the Lenders’ Commitments pursuant to Section 2.1.7 of the Credit Agreement, subject to the terms and conditions thereof and the terms of the Credit Agreement, shall be $65,000,000. Immediately after the Effective Date, each Lender’s Commitments pursuant to the Credit Agreement shall be as set forth on Schedule 2 hereto.
SECTION 2.Incremental Revolving Facility Commitments. Schedule 1.1 of the Credit Agreement is hereby replaced by Schedule 2 hereof.
SECTION 3.Confirmation of Loan Documents. Each Borrower hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations and the Liens granted by it under the Security Documents to which it is a party and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect.
SECTION 4.Conditions to Effectiveness. The effectiveness of this Agreement and the obligation of the Incremental Lender to make Loans under the Incremental Revolving Facility Commitments hereunder are subject to the satisfaction or waiver of each of the following conditions (the date on which such conditions are satisfied or waived, the “Effective Date”):
(a)    The Administrative Agent shall have received (i) a counterpart of this Agreement, executed and delivered by the Borrowers and the Incremental Lender, (ii) a reaffirmation agreement in form and substance reasonably satisfactory to the Administrative Agent, executed and delivered by each of the Loan Parties with respect to its obligations and the Liens granted by it under the Security Documents and (iii) a reaffirmation agreement in form and substance reasonably satisfactory to the Administrative Agent, executed and delivered by Par Pacific Holdings, Inc., a Delaware corporation (the “Parent”), with respect to its obligations under that certain Guaranty, dated as of December 21, 2017 (as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Parent Guaranty”), between the Parent and the Administrative Agent.
(b)    The Administrative Agent shall have received a certificate, executed on behalf of a duly authorized Senior Officer of each Borrower, which certificate shall certify (i) no Default or Event of Default shall exist immediately before or after giving effect to the requested increase, (ii) the representations and warranties of Parent, PHR, each Future Intermediation Subsidiary and each Obligor in the Loan Documents to which they are a party shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on the date of, and upon giving effect to, such requested increase (except for representations and warranties that expressly relate to an earlier date, in which case they are true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in Section 9.1.4(a) of the Credit Agreement shall be deemed to refer to the most recent statements of Borrower and its Subsidiaries furnished pursuant to clauses (a) and (b), respectively, of Section 10.1.2 of the Credit Agreement), (iii) no reduction in Commitments pursuant to Section 2.1.4 of the Credit Agreement has occurred prior to the requested increase, and (iv) the requested increase does not cause the Commitments to exceed 90% of any applicable cap under the Secured Notes Indenture.
(c)    The Incremental Lender, or an affiliate thereof, shall have received all fees due and payable to it by the Borrowers as separately agreed between the Incremental Lender and the Borrowers.
(d)    The Borrowers shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to the Effective Date.
(e)    The Administrative Agent shall have received with respect to each Borrower (i) certificates of good standing as of a recent date issued by issued by the Secretary of State or other appropriate official of such Person’s jurisdiction of organization and (ii) Administrative Agent shall have received a certificate of a duly authorized officer of each Borrower, certifying (A) that there have been no changes to the Organic Documents of such entity from those most recently delivered to the Administrative Agent in connection with the Credit Agreement and that such documents remain in full force and effect and (B) that an attached copy of resolutions authorizing execution and delivery of this Agreement and any related Loan Documents and the borrowings hereunder and thereunder is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility.
(f)    The Administrative Agent shall have received a Note executed by the Borrowers in favor of each Lender requesting a Note.
SECTION 5.Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants, as of the Effective Date, that each of the representations and warranties contained in Section 9 of the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the Effective Date as if made on and as of such date except to the extent that such representations and warranties expressly specifically refer to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date).
SECTION 6.Effects on Loan Documents.
(a)    Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

(c)    The Borrowers and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.
SECTION 7.Amendments; Execution in Counterparts.
(a)    This Agreement shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.
(b)    This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrowers, the Administrative Agent, the Incremental Lender and the other Lenders party hereto. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic submission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.GOVERNING LAW; WAIVERS. THIS AGREEMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF PHR, EACH FUTURE INTERMEDIATION SUBSIDIARY AND EACH OBLIGOR WAIVES THE RIGHT TO TRIAL BY JURY (WHICH ADMINISTRATIVE AGENT, THE INCREMENTAL LENDER HEREBY ALSO WAIVES) IN ANY PROCEEDING OR DISPUTE OF ANY KIND RELATING IN ANY WAY TO THIS AGREEMENT, ANY LOAN DOCUMENTS, OBLIGATIONS OR COLLATERAL. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTION 15.15 OF THE CREDIT AGREEMENT.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date set forth above.

BORROWERS: PAR PETROLEUM, LLC /s/ William Monteleone Name: William Monteleone Title: Chief Financial Officer
PAR HAWAII, INC.

/s/ William Monteleone
Name: William Monteleone
Title: Chief Financial Officer

MID PAC PETROLEUM, LLC

/s/ William Monteleone
Name: William Monteleone
Title: Chief Financial Officer

HIE RETAIL, LLC

/s/ William Monteleone
Name: William Monteleone
Title: Chief Financial Officer

HERMES CONSOLIDATED, LLC

/s/ William Monteleone
Name: William Monteleone
Title: Chief Financial Officer

WYOMING PIPELINE COMPANY LLC

/s/ William Monteleone
Name: William Monteleone
Title: Chief Financial Officer

[SIGNATURE PAGE TO INCREASE AGREEMENT]

BANK OF AMERICA, N.A.
as Administrative Agent

By: /s/ Mark Porter
Name: Mark Porter
Title: SVP

[SIGNATURE PAGE TO INCREASE AGREEMENT]

AMERICAN SAVINGS BANK FSB,
as an Incremental Lender

By: /s/ Edward Chin
Name: Edward Chin
Title: First Vice President

[SIGNATURE PAGE TO INCREASE AGREEMENT]